Exhibit F


                         AGREEMENT OF JOINT FILING

            Cordera Holdings Pty. Limited, Frank P. Lowy, David H. Lowy, Peter S. Lowy, Steven M. Lowy, Westfield Holdings Limited, Westfield Corporation, Inc., Westfield American Investments Pty. Limited and Westfield America Management Limited, in its capacity as responsible entity and trustee of Westfield America Trust, agree that the Amendment No. 2 and Amendment No. 3 to the Schedule 13Ds to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended.


Dated: February 21, 2001

                           CORDERA HOLDINGS PTY. LIMITED


                           By: /s/ Peter S. Lowy
                              ------------------------------------
                              Peter S. Lowy
                              Director


                                              *
                           ---------------------------------------
                                        Frank P. Lowy


                                              *
                           ---------------------------------------
                                        David H. Lowy


                           /s/ Peter S. Lowy
                           ---------------------------------------
                                        Peter S. Lowy


                                              *
                           ---------------------------------------
                                       Steven M. Lowy


                           * By: /s/ Peter S. Lowy
                                ----------------------------------
                              Peter S. Lowy
                              Attorney-in-fact


                           WESTFIELD HOLDINGS LIMITED


                           By: /s/ Peter S. Lowy
                               ----------------------------------
                                 Peter S. Lowy
                                 Managing Director


                           WESTFIELD CORPORATION, INC.


                           By: /s/ Peter S. Lowy
                               ----------------------------------
                                 Peter S. Lowy
                                 Vice President


                           WESTFIELD AMERICAN INVESTMENTS
                           PTY. LIMITED


                           By: /s/ Peter S. Lowy
                               ----------------------------------
                                 Peter S. Lowy
                                 Managing Director


                           WESTFIELD AMERICA MANAGEMENT
                           LIMITED in its capacity as responsible entity and trustee of Westfield America Trust


                           By: /s/ Peter S. Lowy
                               ----------------------------------
                                 Peter S. Lowy
                                 Managing Director